UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
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                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 24, 2004

                              PUBLIC STORAGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

           California                       1-8389              95-3551121
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(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                    Identification No.)


701 Western Avenue, Glendale, California                       91201-2349
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 244-8080
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01 OTHER EVENTS

On November 24, 2004, the Company announced the acquisition of self-storage facilities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits

Exhibit 99.1 - Press release dated November 24, 2004.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PUBLIC STORAGE, INC.


Dated:  November 24, 2004


                                          By: /s/  David Goldberg
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                                              David Goldberg
                                              Vice President and Senior Counsel